Exhibit 99.1

CAPSTEAD CMO Capstead is based in Dallas, Texas and is listed on the New York Stock Exchange (symbol CMO). Having been formed in 1985, we hold the distinction of being the oldest of the publicly-traded mortgage REITs. We invest in a leveraged portfolio of relatively short-duration adjustablerate mortgage ( “ARM”) residential mortgage pass-throug h securities issued and guaranteed by government-sponsored enterprises, either Fannie Mae or Freddie Mac (together, the “GSEs” ) or by an agency of the federal government, Ginnie Mae. Duration is a common measure of market price sensitivity to interest rate movements and a shorter duration generally indicates less interest rate risk. Our investment strategy differentiates us from our peers because short-duration ARM securities reset to more current interest rates within a relatively short period of time allowing for: • The recovery of financing spreads that typically contract during periods of rising interest rates, and • Smaller fluctuations in portfolio values, and therefore book value, caused by changes in interest rates compared with portfolios that contain a significant amount of longer-duration ARM and fixed-rate mortgage securities. Quality Assets Agency-guaranteed residential mortgage securities are considered to have little, if any, credit risk, particularly given federal government support for Fannie Mae and Freddie Mac. These mortgage investments are highly liquid and can be financed with multiple funding providers through standard repurchase arrangements. Conservatively Financed We prudently leverage our portfolio to provide financial flexibility needed to successfully manage through periods of changing market conditions, and we have long-standing relationships with numerous lending counterparties. Our use of interest rate swap agreements helps further mitigate the effects of rising short-term interest rates. Experienced Management in a Stockholder Friendly Structure Our management team has over 95 years of combined mortgage finance industry experience. We are internally managed with low operating costs and a focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders. *As of December 31, 2014 ABOUT US $12.81 billion $1.49 billion Portfolio Leverage Repurchase Arrangements and Similar Borrowings divided by Long-Term Investment Capital 8.59:1 Long-term Investment Capital (In millions) Total Assets (In millions) Portfolio Leverage* ■A1 Long-term Unsecured Borrowings ■A1 Preferred Stock Recorded Amount ■A1 Common Stock 10 11 12 13 14* 10 11 12 13 14* $1,127 $8,999 $12,845 $14,469 $14,016 $14,389 $1,393 $1,597 $1,466 $1,491 $100 $184 $1,207 Capstead Mortgage Corporation C Expressway • Suite 800 Dallas, Texas 75225-4404 www.capstead.com 4Q 2014 | INVESTOR FACT SHEET Capstead Mortgage Corporation 8401 North Central Expressway • Suite 800 • Dallas, Texas 75225-4404 800.358.2323 • invrel@capstead.com • www.capstead.com Analysts Firm Rating (b) Compass Point Research Neutral Deutsche Bank Hold JMP Securities LLC Market perform KBW Market perform Maxim Group Hold RBC Capital Markets Sector perform Wells Fargo Market perform Wunderlich Hold Ownership % of Shares Institution Outstanding (c) BlackRock Fund Advisors 9.58% Vanguard Group Inc. 6.40% WEDGE Capital Management LLP 3.78% American Century Investment Management Inc. 3.66% JP Morgan Investment Management Inc. Thornburg Investment Manage ment Inc. 3.08% Northern Trust Investments Inc. 2.55% SSgA Funds Management Inc. 2.24% 2.39% Edge Asset Management Inc. 1.99% Jennison Associates LLC 1.67% Common Stock Information NYSE Ticker: CMO Price as of 1/28/15: $12.25 52-wk High/Low: $13.43 / $11.97 4Q Dividend: $0.34 Dividend Yield: 11.1% (based on annualized 4Q dividend) 4Q Avg Daily Vol: 923,323 shares Series E Preferred Stock Information NYSE Ticker: CMOPRE Price as of 1/28/15: $25.02 Redemption Preference: $25.00 Liquidation Preference: $25.00 Annualized Dividend: $1.875 Dividend Yield: 7.5% Continuous Offering Program When conditions warrant, we make use of at-the-market, continuous offering programs to raise additional common and preferred equity capital. In 2014 we raised $18.2 million new Series E preferred capital. (a) Includes interest charges on unsecured borrowings and earnings of related statutory trusts. These affiliates were dissolved in December 2013 to simplify our capital structure. (b) As of January 28, 2015 . (c) Based on available filings as of January 28, 2015 and shares outstanding as of December 31, 2014. • Generated earnings of $33.5 million or $0.31 per diluted common share • Paid common dividend of $0.34 per common share • Financing spreads on residential mortgage investments increased one basis point to 1.10% • Book value decreased $0.08 to $12.52 per common share • Agency-guaranteed ARM portfolio and leverage ended the quarter at $13.91 billion and 8.52 times long-term investment capital, respectively (In thousands, except per share data) Interest income $ $ $ $ $ Interest expense (a) Net interest margin Salaries and benefits Short-term incentive compensa tion Long-term incentive compensation Other general and administrative expense Miscellaneous other revenue (expense) ) Net income Net income per diluted common share Dividends per common share Common shares outstanding (EOQ) June 30, 2014 57,169 (17,664) 39,505 (985) (397) (624) (967) 32 (2,941) 36,564 0.35 0.34 95,767 March 31, 2014 59,506 (17,529) 41,977 (1,132) (540) (626) (1,203) (85) (3,586) 38,391 0.37 0.34 95,767 Dec. 31, 2013 58,509 (17,513) 40,996 (1,058) (1,353) (469) (1,094) (49) (4,023) 36,973 0.35 0.31 95,807 FOURTH QUARTER HIGHLIGHTS QUARTERLY RESULTS Average Financing Spreads on Residential Mortgage Investments (in basis points) FY 10 FY 12 FY 13 FY 11 FY 14 193 168 138 107 117 4Q 2014 | INVESTOR FACT SHEET Dec. 31, 2014 56,449 (20,229) 36,220 (996) (565) (201) (929) (55 (2,746) 33,474 0.31 0.34 95,848 Sept. 30, 2014 53,940 (18,221) 35,719 (999) (613) (624) (1,058) (34) (3,328) 32,391 0.30 0.34 95,811 Mortgage prepayments deceased 160 basis points to an annualized constant prepayment rate, or CPR, of 17.58% •